--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.  6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP General      DIP Payroll     DIP General       DIP Fiduciary   DIP Cananwill Trust
                                           Account          Account     Account - Chase        Account           Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $25,267,717.82   $7,489,975.44    $17,123,456.20   $29,848,350.07      $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements   $25,100,236.94   $7,022,566.16    $16,340,000.00   $28,270,000.00      $760,000.00

                                        ---------------------------------------------------------------------------------------
C. Beginning Balance                    $   167,480.88   $  467,409.28    $   783,456.20   $   578,350.07      $  6,173.14

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period
   Per Attached Schedule                $ 2,067,285.44   $1,470,817.17    $ 2,519,436.61   $ 1,480,207.33      $      0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $ 2,234,766.32   $1,938,226.45    $ 3,302,892.81   $ 2,058,557.40      $  6,173.14

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period
       Per Attached Schedule            $ 2,143,030.00   $1,550,731.92    $ 2,894,000.00   $ 1,870,000.00      $      0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                       $    91,736.32   $  387,494.53    $   408,892.81   $   188,557.40      $  6,173.14

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (1)   DIP General Account

            (a)   Depository Name and Location      Bank of America,
                                                    345 Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15019-20480

      (2)   DIP Payroll Account

            (a)   Depository Name and Location      Bank of America,
                                                    345 Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15012-20431

      (3)   DIP General Account - Chase

            (a)   Depository Name and Location      Chase Manhattan Bank,
                                                    4 Chase MetroTech Center,
                                                    18th Floor,
                                                    Brooklyn, NY 11245

            (b)   Account Number                    323-894984

      (4)   DIP Fiduciary Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-402-536

      (5)   DIP Cananwill Trust Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-402-528



I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:


Dated: 12-1-00                                       Signed: /s/ Alex Corbett
      ----------                                            --------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.  6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP Operating   DIP WCMA/MLIF     DIP WCMA UIC       DIP WCMA CIC      DIP WCMA ZCIC
                                           Account          Account     Fiduciary Account  Fiduciary Account  Fiduciary Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $203,544.36     $73,869,689.80    $        0.00   $        0.00      $      0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements   $      0.00     $     5,845.76    $        0.00   $        0.00      $      0.00

                                        ---------------------------------------------------------------------------------------
C. Beginning Balance                    $203,544.36     $73,863,843.64    $        0.00   $        0.00      $      0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period
   Per Attached Schedule                $      0.00     $ 7,182,410.10    $3,794.059.46   $1,606,614.27      $215,576.64

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $203,544.36     $81,046,253.94    $3,794.059.46   $1,606,614.27      $215,576.64

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period
       Per Attached Schedule            $      0.00     $64,729,655.55    $        0.00   $        0.00      $      0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                       $203,544.36     $16,316,598.30    $3,794.059.46   $1,606,614.27      $215,576.64

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (6)   DIP Operating Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-402-544

      (7)   DIP WCMA/MLIF Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77M07W64

      (8)   DIP WCMA UIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77MO7W77

      (9)   DIP WCMA CIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77MO7W78

     (10)   DIP WCMA ZCIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77MO7W79

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.  6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP WCMA Creditors     (1) Pre-Petition        (2) Pre-Petition        Pre-Petition
                                          Fiduciary Account   Concentration Account   Concentration Account    Payroll Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                           CLOSED 5/11/00         CLOSED 6/12/00          CLOSED 5/11/00
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $        0.00            $0.00                  $4,941,903.92            $116,548.20

B. Less: Total Disbursements Per
         All Prior Interim Statements   $        0.00            $0.00                  $4,941,903.92            $116,548.20

                                        ---------------------------------------------------------------------------------------
C. Beginning Balance                    $        0.00            $0.00                  $        0.00            $      0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period
   Per Attached Schedule                $4,883,749.63            $0.00                  $        0.00            $      0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $4,883,749.63            $0.00                  $        0.00            $      0.00

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period
       Per Attached Schedule            $        0.00            $0.00                  $        0.00            $      0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                       $4,883,749.63            $0.00                  $        0.00            $      0.00

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

     (11)   DIP WCMA Creditors Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77MO7W80

     (12)   Pre-Petition Concentration Account (1)

            (a)   Depository Name and Location      Bank of America,
                                                    2049 Century Park East,
                                                    2nd Floor,
                                                    Los Angeles, CA 90067

            (b)   Account Number                    14172-03510  CLOSED 5/11/00

     (13)   Pre-Petition Concentration Account (2)

            (a)   Depository Name and Location      Bank of America,
                                                    2049 Century Park East,
                                                    2nd Floor,
                                                    Los Angeles, CA 90067

            (b)   Account Number                    14175-03509  CLOSED 6/12/00

     (14)   Pre-Petition Payroll Account

            (a)   Depository Name and Location      Bank of America,
                                                    2049 Century Park East,
                                                    2nd Floor,
                                                    Los Angeles, CA 90067

            (b)   Account Number                    14175-04995  CLOSED 5/11/00

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 4
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

SN Insurance Services, Inc.                             STATEMENT NO.   6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        --------------------------------------------------------------------------------------------
                                       (3) Pre-Petition  (4) Pre-Petition      Pre-Petition      Pre-Petition      Pre-Petition
                                        Concentration      Concentration        Operating         Cananwill         Fiduciary
                                           Account            Account            Account          Trust Acct.        Account
                                        --------------------------------------------------------------------------------------------
                                        CLOSED 5/26/00    CLOSED 5/31/00      CLOSED 6/1/00     CLOSED 6/8/00     CLOSED 6/30/00

                                        --------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        --------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                    $915,515.91       $6,717,253.96       $203,544.36        $766,173.14     $34,083,192.19

B. Less: Total Disbursements Per
         All Prior Interim Statements    $915,515.91       $6,717,253.96       $203,544.36        $766,173.14     $34,083,192.19

                                        --------------------------------------------------------------------------------------------
C. Beginning Balance                           $0.00               $0.00             $0.00              $0.00              $0.00

                                        --------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                       $0.00               $0.00             $0.00              $0.00              $0.00

                                        --------------------------------------------------------------------------------------------
E. Balance Available                           $0.00               $0.00             $0.00              $0.00              $0.00

                                        --------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                   $0.00               $0.00             $0.00              $0.00              $0.00

                                        --------------------------------------------------------------------------------------------
G. Ending Balance                              $0.00               $0.00             $0.00              $0.00              $0.00

                                        --------------------------------------------------------------------------------------------

                                        -------------
                                         Pre-Petition
                                           Accounts
                                           Payable
                                           Account
                                        -------------
                                        CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
                                        -------------
A. Total Receipts Per All Prior
   Interim Statements                       $0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements       $0.00

                                        -------------
C. Beginning Balance                        $0.00

                                        -------------
D. Receipts During Current Period

   Per Attached Schedule                    $0.00

                                        -------------
E. Balance Available                        $0.00

                                        -------------
F. Less: Disbursements During Period

       Per Attached Schedule                $0.00

                                        -------------
G. Ending Balance                           $0.00

                                        -------------

H. ACCOUNT INFORMATION

     (15)   Pre-Petition Concentration Account (3)

            (a)   Depository Name and Location      Bank of America, 2049
                                                    Century Park East, 2nd
                                                    Floor, Los Angeles, CA
                                                    90067

            (b)   Account Number                    73662-11040
                                                    CLOSED 5/26/00

     (16)   Pre-Petition Concentration Account (4)

            (a)   Depository Name and Location      Chase Manhattan Bank, 4
                                                    Chase MetroTech Center, 18th
                                                    Floor, Brooklyn, NY 11245

            (b)   Account Number                    323-892531
                                                    CLOSED 5/31/00

     (17)   Pre-Petition Operating Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-061-429
                                                    CLOSED 6/1/00

     (18)   Pre-Petition Cananwill Trust Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-400-738
                                                    CLOSED 6/8/00

     (19)   Pre-Petition Fiduciary Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-400-967
                                                    CLOSED 6/30/00

     (20)   Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location      Bank of America, 2049
                                                    Century Park East, 2nd
                                                    Floor, Los Angeles, CA
                                                    90067

            (b)   Account Number                    77658-01168
                                                    CLOSED 5/15/00

Other Monies On Hand: None